www.gmxresources.com www.gmxresources.com The date of these presentation materials is November 9, 2005 ‘GMXR’ ‘GMXR’ NASDAQ National Market System Exhibit 99.2

GMXR

GMXR
Certain Reserve Information
Forward Looking Statements
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of
1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements include estimates and give our current expectations or forecasts of future events.  Although we believe our forward-looking statements are reasonable, they can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. These risks and other risk factors are described in the Company’s Annual Report on Form 10-K for the year ended 12/31/04 and subsequent filings with the Securities and Exchange Commission.
Drilling Schedule Statement
The drilling schedules in this presentation have been prepared based on our current understanding of PVOG’s current plans as well as our own and is subject to change based on numerous factors, including changes in PVOG plans, drilling results, equipment availability, weather conditions and other factors. It also assumes that GMX has financial capacity in sufficient amounts to pay its share of costs.  Accordingly, there is no assurance that the drilling schedule will occur as projected.  GMX does not plan to commit to drilling of any well unless favorable conditions exist and it has the resources available for payment of costs.
The Securities and Exchange Commission has generally permitted oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use the terms “probable” and
“possible” reserves, reserve “potential” or “upside” or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines may prohibit us from including in filings with the
SEC.  These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company.
Information referenced from research reports has been prepared by independent third parties and not the Company.  By including this information, the Company does not endorse or adopt the information and does not accept responsibility for its accuracy or completeness.
Research Reports

GMXR

Management maintains 25% equity stake
CEO – Ken Kenworthy, Jr.
CFO – Ken Kenworthy, Sr.
Acreage data as of 10/20/05, numbers are rounded
Key Gas Resource Play
Cotton
Valley Sands, North Carthage Field,
East Texas Panola & Harrison County
GMX RESOURCES INC. ‘GMXR’
NASDAQ National Market System
Fast Growing Independent E&P Company
Only Core Area: 97% of Value
Stacked Multiple Reservoirs
25,831 gross / 13,935 net acres
511 CVS Locations 6-9 Yrs of Development

GMXR

Long Life – Low Decline for Decades
100% Development Success
EUR/Well Increase – Costs/Well Decrease
YE02-05
(3)
:  BCFE .7, .9, 1.05, 1.15
Costs have remained $1.5 – $1.8 MM CWC
Production Growth Potential
181% Increase Projected 4QY over Y
Strong Reserve and NAV Growth Potential
64 BCFE 1P04 (1) - 375 BCFE 1P&2P05 (2)
Resource Play Investment Characteristics
(1)
Based on Sproule reserves, company estimates of undrilled locations.
(2)
Internal Estimates
(3)
CVS only, internal estimate & Sproule reserves
0
250,000
500,000
750,000
1,000,000
1Q042Q043Q044Q041Q052Q053Q054Q05*

GMXR

Increase Natural Gas Production
1Q05
4,500 mcfepd;
1Q04
2,355 mcfepd
91% Increase
2Q05
5,384 mcfepd;
2Q04
3,103 mcfepd
73% Increase
3Q05
5,217 mcfepd;
3Q04
3,498 mcfepd
49% Increase
4Q05
(1)
7,600 mcfepd;
4Q04
2,700 mcfepd
181% Increase
Grow Proved Reserves
YE03
53 BCFE
YE04
64 BCFE                   21% Increase
YE05
96 – 120 BCFE
(2)
50% - 87% Increase
Build Shareholder Value
Goals and Results
(1)
4Q05 is company estimate.
(2)
Range of Analysts’ Forecast

GMXR

CV Well  - CV Depths
8,500’ – 12,000’
Production data from IHS Dwights.
CVS Producers & Most Active Operators
2003
Permitted
Well
2004
Permitted
Well
2005
Permitted
Well
PUD
PROB
*
PUDS & Prob wells are internally projected YE05
Comstock Comstock
Progress Progress
EnCana EnCana
Samson Samson
Progress Progress
Progress Progress
Comstock Comstock
Peoples Peoples
EnCana EnCana
Hunt Hunt
Comstock Comstock
Anadarko Anadarko
Anadarko Anadarko
Devon Devon
Devon Devon
XTO XTO
XTO XTO
Goodrich Goodrich
GMXR
GMXR
PVA / PVA /
GMXR GMXR
PVA / PVA /
GMXR GMXR

GMXR

GMXR / PVA Joint Venture
Map depicts all wells, all depths
• 1950’s
• Glen Rose Field
• 4,400 Feet
• 12,000,000 BO
• 90 Wells
• 1950- 60’s
• Travis Peak & Pettit
• Above 6,600 Feet
•125 BCFE
• 125 Wells

GMXR

2005 Accelerated
Drilling Case
Schedule dependant upon rig availability, successful development, commodity prices & drilling costs.
GMXR / PVA Joint Venture
CVS wells only. Wells < 8100’ omitted
JV 50% Area – GMXR 50% WI
• • 4 Cotton Valley Sand wells
• • GMX 20% CWI 1
st
2 CVS
• 6,905 gross / 3,415 net GMXR Acres
•
131 gross / 66 net GMXR
YE05 Locs
GMXR 100% Area - 100% WI
• 8 Cotton Valley Sand wells
• 8,334 gross / 7,255 net GMXR Acres
•
176 gross / 176 net GMXR
YE05 Locs
JV 30% Area - GMXR 30% WI
• 17 Cotton Valley Sand wells
• 9,630 gross /2,732 net GMXR Acres
•
204 gross / 61 net
GMXR YE05 Locs
2005 Well

GMXR

Harvest & Convert Undeveloped Reserves
120 BCFE
Proved 2005
(1)
255 BCFE
Probable
(2)
50 BCFE
Possible
Travis Peak/Pettit & CVS
(2)
Analyst’s Proved Reserve Forecast YE05
Hibernia Southcoast Capital          109 BCFE
(3)
Ferris, Baker Watts, Inc.         110-120 BCFE
(4)
First Albany  Capital 110 BCFE
(5)
Morgan Joseph & Co. Inc.                 96 BCFE
(6)
(1) Highest Analyst Forecast.
(2) 9/29/05 Company internal projections.
(3) Hibernia Southcoast Capital August 10, 2005 Analyst Forecast.
(4) Ferris, Baker Watts, Inc. September 27, 2005 Analyst Forecast.
(5) First Albany Capital September 22, 2005 Analyst Forecast.
(6) Morgan Joseph & Co. Inc. September 27, 2005 Analyst Forecast.
1P
2P
3P
425 BCFE
‘GMXR’ NAV STRATEGY
Net

GMXR

N. Carthage Field CVS Drilling Activity & Producers
*
* 2005 & 2006 are company estimates based on past rig performance and existing contracts.
$53,000,000 94-102 gross/ 50-59 Net
42-50 gross/ 25 -33 Net
2006 3 Rigs
$32,000,000 52 gross/ 25.5 Net 29 gross/
14.5 Net
2005 1-4 Rigs
$8,900,000 23 gross/ 11 Net
17 gross/ 5 Net
(1)
2004 1-2 Rigs
GMXR
CAPEX YE CVS Producers CVS Drilling

GMXR

* Underwood #1 recent 100% owned completion 3,950 mcfged + 30bopd – w/o fracture treatment 9/18/05.
Recent Developments and Plans
4
Rigs Drilling for CVS
GMXR Pursuing 2 Additional CVS Rigs
PVOG Pursuing 1 Additional CVS Rig
North Carthage Highlights & Activities
2
nd
Stage Successes – Upper Cotton Valley Sands *
First Two CVS in JV 50% Area Successful
Drilling 500’ Horizontal on 1
st
of 8 TP/P Wells
New Mexico Update
Gosden #1 Offsets  Spud Dec. 05; 12,000’
Devonian Test; 12,800’ 1H06
Up to 14 San Andres Locations; 5,500’ 1H06
30%, 50% & 100%
100%
50%
30% & 100%
50%
30%, 50% & 100%
15%
100%
100%
GMXR Interest

GMXR

Balance Sheet Summary
38% 30% 12% 3% LTD to Equity
$21,607 $22,619 $32,407 $57,432 Shareholders Equity
$8,100 $6,690 $3,762 $1,493 Long-Term Debt
$33,319 $31,501 $40,991 $66,376 Total Assets
$29,359 $27,660 $35,956 $46,064 Oil & Nat. Gas Properties
$544 $637 $862 $10,755 Cash and Cash Equivalents
Dec. 31, 2002 Dec. 31, 2003 Dec. 31, 2004 Sep. 30, 2005 ($ in thousands)
Unused Credit Facility
*
$17,000,000
1,100,000 Warrants @$12 Expire 2/12/06 = $14,338,000
* Currently under 6 month re-determination with Hibernia National Bank.

GMXR

2006
Drilling Case
Company internal estimates.   Schedule dependant upon rig efficiency.
GMXR / PVA Joint Venture
PUD
PROB
CVS wells only.  Wells < 8100’ omitted
Underwood #1
JV 30% Area -
GMXR
30% WI
• 9-15 CVS Wells
•
9,630 gross /2,732 net GMXR
Acres
•
194-184 gross / 58- 55 net YE06
GMXR
100% Area - 100% WI
•
18-27 CVS Wells
• •
8,334 gross / net 7,255 GMXR
Acres
•
149-158 gross/ 149- 158 net YE06
JV 50% Area –
GMXR
50% WI
• •
11-18 CVS Wells
•
6,905 gross / 3,415 net GMXR
Acres
•
112-121 gross / 57- 61 net YE06
2005 Well
2006 Well

GMXR

-

1,000
1,200
1,400
1,600
1,800
2,000
Initial Peak
Initial 30 Day
Average
Initial 60 Day
Average
Initial 90 Day
Average
Initial 180 Day
Average
Initial 365 Day
Average
Sproule Model 28 Well Average
MCFD
Sproule's Composite Profile vs. JV Actual
* Sproule estimated production profile 12/31/04.
(2)
Cumulative 1
st
365 days composite.
Initial Peak
Initial 30 Day Average
Initial 60 Day Average
Initial 90 Day Average
Initial 180 Day Average
Initial 365 Day Average
173,010 mcfg
1
st
Year
201,000 mcfg
1
st
Year

GMXR

$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
$8.00
SWN UPL GDP CRZO BEXP EPEX DPTR GMXR KCS
GMXR Valuation vs. Peer Growth Group
Note: Nasdaq as of  November 9, 2005.  Small-cap E& P companies with similar reserve profiles. (1) Based on YE05 Reserves 120 BCFE Analyst Estimate
SW Energy Goodrich Expl. Co. Ultra Delta Petro Brigham Carrizo KCS Energy
YE05 $1.96
(1)
Median = $5.66
GMXR $3.67

GMXR

LOE & Tax/mcfe
(3)
(1.14 LOE + .47 Taxes)                         $1.61 3% L-T Debt / Total Capitalization:
(3)
e 2006 CAPEX:                                                     $53 Million $25,500,000 Working Capital plus unused credit line:
(5)
e 2005 CAPEX:                                                     $32 Million 54% Institutional Ownership:
(1)
$9 Million 2004 CAPEX: 25% Management Ownership:
(4)
85% Natural Gas Production: 296,593 30 Day Average Daily Volume
(1)
Proved Undeveloped:                                              41.8 BCFE 9,952,097 Shares Outstanding:
Proved Developed Non-Producing:                                       7.8 BCFE $236,000,000 Market Value:
(1)
Proved Developed Producing:                                      14.7 BCFE $18.91 - $26.50 30 Day Price Range:
Proved Reserves 12/31/04:
(2)
64.3 BCFE $23.75
Recent Price:
Consulting Reservoir Engineer.   30 years options 49 Timothy Benton
Reservoir P.E.
Experienced Drilling & Completion Engineer 34 yrs. 56 Philip Gibson
Drilling P.E.
Formerly Independent, Delhi Pipeline. 31 years Gas Marketing options 56 Keith Leffel
VP Endeavor Pipeline
Land Management E & P 25 years options 55 Gary Jackson
Land Mgr.
options
8.7%
8.8%
‘GMXR’
GMX Mar. 2003, Focus Energy, Independent 26 yrs drilling,
completion & production
49 Richard Hart, Jr.
Operations Mgr. P.E.
Co-Founder, former CFO CMI / TEREX NYSE. 24 years E & P 70 Ken Kenworthy, Sr.
CFO, EVP, Dir.
Co-Founder, Geoscientist, Founder OEXCO, Inc. 30 years E & P 49 Ken Kenworthy, Jr.
Pres., CEO, Chair
Background Age Name / Position
(1)
Nasdaq as of November 9, 2005. Average Daily Volume is Last 30 Trading Days.
(2)
Proved Reserves Sproule & Assoc.
(3)
1
st
9 months 2005 plus $21.6 million
PIPE in July ‘05.
(4)
Ken Kenworthy, Jr. and wife own 16.2% of common stock when combined.
(5)
Sept. 30, 2005, using new credit facility.
GMX RESOURCES INC.  ‘GMXR’

GMXR

Glossary of Terms
Travis Peak/Pettit
TP/P
Lower Morrow Sand LMS
Penn Virginia Oil and Gas PVOG Joint Venture JV
Penn Virginia Corporation PVA Finding and Development F & D
Proved Undeveloped Wells PUD Estimated Ultimate Recovery EUR
Probable Undeveloped Wells Prob
Estimated future gross revenue to be generated from the production of proved reserves, net of estimated production, future development costs, and future abandonment costs, using prices and costs in effect as of the date of the report or estimate, without giving effect to non -
property related expenses such as general and administrative expenses, debt service and future income tax expense or to
deprecation, depletion and amortization.
Estimated Future
Net Revenues
When used with respect to oil and gas reserves,
present value means the Estimated Future Net
Revenues discounted using an annual discount rate of
10%.
Present
Value
Exploration and Production E & P
Possible Undeveloped Wells Poss Carried Working Interest CWI
Private Investment Public Equity PIPE Completed Well Cost CWC
Petroleum Engineer PE Cotton Valley Sand Well CVS
Million cubic feet gas per day mmcfgpd Carthage Joint Venture CJV
Million cubic feet gas mmcfg Completed Cotton Valley CCV
One million cubic feet of gas equivalent MMCFe Capital Expenditures CAPEX
One million cubic feet of gas MMCF
Billion Cubic Feet Gas Equivalent  (oil & gas
combined 6:1 basis to gas equivalent)
BCFE
One thousand cubic feet of gas equivalent per day mcfepd barrel of oil bbl
One thousand cubic feet of gas equivalent MCFe Possible Reserves 3P
One thousand cubic feet of gas MCF Probable Reserves 2P
One thousand barrels of oil MBbls Proved Reserves 1P